American Odyssey Funds, Inc.
                            Form: N-SAR June 30, 1999
                              Attachment - Item 77O


                                                  Transactions effected pursuant
 to Rule 10f-3

Transaction # 1: Emerging Opportunities Fund, purchase of  Covad Communications
 Inc.

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

    Bear Stearns.  Bear Stearns was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

    Salomon Smith Barney was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Emerging Opportunities Fund, managed by Chartwell Investment Partners, purchased 4,400 Shares of Covad Communications, Inc., a company in continuous operation for 3+ years, in an initial public offering at the offering price of $18.00 per unit on January 21, 1999. The underwriting selling concession was 3.78%. The percentage of the offering purchased by the Emerging Opportunities Fund was 0.0564% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made. .

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled first quarter 1999 meeting as well as information supporting the reasonableness of the selling concession paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.

                          American Odyssey Funds, Inc.
                            Form: N-SAR June 30, 1999
                              Attachment - Item 77O


                                                  Transactions effected pursuant
 to Rule 10f-3

Transaction # 2: Emerging Opportunities Fund, purchase of  Serena Software, Inc.

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

      Hambrecht & Quist. Hambrecht & Quist was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

    Salomon Smith Barney was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Emerging Opportunities Fund, managed by Chartwell Investment Partners, purchased 7,400 Shares of Serena Software, Inc., a company in continuous operation for 3+ years, in an initial public offering at the offering price of $13.00 per unit on February 12, 1999. The underwriting selling concession was 4.23%. The percentage of the offering purchased by the Emerging Opportunities Fund was 0.1233% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made. .

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled first quarter 1999 meeting as well as information supporting the reasonableness of the selling concession paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.







                          American Odyssey Funds, Inc.
                            Form: N-SAR June 30, 1999
                              Attachment - Item 77O


                                                  Transactions effected pursuant
 to Rule 10f-3

Transaction # 3: Emerging Opportunities Fund, purchase of  Multex.com

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

      Robertson Stephens. Robertson Stephens was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

    Salomon Smith Barney was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Emerging Opportunities Fund, managed by Chartwell Investment Partners, purchased 5,600 Shares of Multex.com, a company in continuous operation for 3+ years, in an initial public offering at the offering price of $14.00 per unit on March 17, 1999. The underwriting selling concession was 4.21%. The percentage of the offering purchased by the Emerging Opportunities Fund was 0.1867% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made. .

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled first quarter 1999 meeting as well as information supporting the reasonableness of the selling concession paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.







                          American Odyssey Funds, Inc.
                            Form: N-SAR June 30, 1999
                              Attachment - Item 77O


                                                  Transactions effected pursuant
 to Rule 10f-3

Transaction # 4: Emerging Opportunities Fund, purchase of  OneMain.com, Inc.

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

      Alex Brown. Alex Brown was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

    Robinson-Humphrey was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Emerging Opportunities Fund, managed by Chartwell Investment Partners, purchased 3,600 Shares of OneMain.com, Inc., a company in continuous operation for 3+ years, in an initial public offering at the offering price of $22.00 per unit on March 25, 1999. The underwriting selling concession was 3.86%. The percentage of the offering purchased by the Emerging Opportunities Fund was 0.0424% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made. .

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled first quarter 1999 meeting as well as information supporting the reasonableness of the selling concession paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.







                          American Odyssey Funds, Inc.
                            Form: N-SAR June 30, 1999
                              Attachment - Item 77O


                                                  Transactions effected pursuant
 to Rule 10f-3

Transaction # 5: Emerging Opportunities Fund, purchase of Prodigy Communications

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

      Robertson Stephens. Robertson Stephens was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

    Robinson-Humphrey was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Emerging Opportunities Fund, managed by Chartwell Investment Partners, purchased 2,000 Shares of Prodigy Communications, a company in continuous operation for 3+ years, in an initial public offering at the offering price of $15.00 per unit on February 10, 1999. The underwriting selling concession was 4.07%. The percentage of the offering purchased by the Emerging Opportunities Fund was 0.025% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made. .

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled first quarter 1999 meeting as well as information supporting the reasonableness of the selling concession paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.







                          American Odyssey Funds, Inc.
                            Form: N-SAR June 30, 1999
                              Attachment - Item 77O


                                                  Transactions effected pursuant
 to Rule 10f-3

Transaction # 6: Emerging Opportunities Fund, purchase of  Vignette Corp.

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

      Morgan Stanley. Morgan Stanley was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

 Robinson-Humphrey was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Emerging Opportunities Fund, managed by Chartwell Investment Partners, purchased 3,500 Shares of Vignette Corp., a company in continuous operation for 3+ years, in an initial public offering at the offering price of $19.00 per unit on February 18, 1999. The underwriting selling concession was 4.32%. The percentage of the offering purchased by the Emerging Opportunities Fund was 0.0875% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made. .

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled first quarter 1999 meeting as well as information supporting the reasonableness of the selling concession paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.







                          American Odyssey Funds, Inc.
                            Form: N-SAR June 30, 1999
                              Attachment - Item 77O


                           Transactions effected pursuant to Rule 10f-3

Transaction # 7: Long-Term Bond Fund, purchase of Pepsi Bottling Group, 7.00%, due 03/01/29.

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

                  First Boston. First Boston was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

   Salomon Smith Barney was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Long-Term Bond Fund, managed by Western Asset Management, purchased $970,000 principal face of Pepsi Bottling Group, a company in continuous operation for 3+ years, in an initial public offering at the offering price of $99.32 per unit on March 3, 1999. The underwriting spread paid was 0.60%. The percentage of the offering purchased by the Long-Term Bond Fund was 0.097% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled first quarter 1999 meeting as well as information supporting the reasonableness of the 0.60% spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.

                          American Odyssey Funds, Inc.
                            Form: N-SAR June 30, 1999
                              Attachment - Item 77O


                           Transactions effected pursuant to Rule 10f-3

Transaction # 8: Intermediate-Term Bond Fund, purchase of Ford Motor Credit,
 5.80%, due 1/12/09

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

                  Bear Stearns. Bear Stearns was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

   Salomon Smith Barney was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Intermediate-Term   Bond   Fund,   managed   by   Travelers   Asset   Management
International, purchased $6,400,000 principal face of Ford Motor Credit, a company in continuous operation for 3+ years, in an initial public offering at the offering price of $99.662 per unit on January 6, 1999. The underwriting spread paid was 0.45%. The percentage of the offering purchased by the Intermediate-Term Bond Fund was 0.2286% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled first quarter 1999 meeting as well as information supporting the reasonableness of the 0.45% spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.

                          American Odyssey Funds, Inc.
                            Form: N-SAR June 30, 1999
                              Attachment - Item 77O


                           Transactions effected pursuant to Rule 10f-3

Transaction # 9: Intermediate-Term Bond Fund, purchase of AT&T Capital Corp.,
 6.875%, due 1/16/01

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

    CS First Boston. CS First Boston was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

   Salomon Smith Barney was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Intermediate-Term   Bond   Fund,   managed   by   Travelers   Asset   Management
International, purchased $6,400,000 principal face of AT&T Capital Corp., a company in continuous operation for 3+ years, in an initial public offering at the offering price of $99.898 per unit on January 11, 1999. The underwriting spread paid was 0.30%. The percentage of the offering purchased by the Intermediate-Term Bond Fund was 0.8533% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled first quarter 1999 meeting as well as information supporting the reasonableness of the 0.30% spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.

                          American Odyssey Funds, Inc.
                            Form: N-SAR June 30, 1999
                              Attachment - Item 77O


                           Transactions effected pursuant to Rule 10f-3

Transaction # 10: Intermediate-Term Bond Fund, purchase of  Bank America,
 5.875%, due 2/15/09

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

                  Nationsbank. Nationsbank was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

   Salomon Smith Barney was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Intermediate-Term Bond Fund, managed by Travelers Asset Management International, purchased $6,300,000 principal face of Bank America, a company in continuous operation for 3+ years, in an initial public offering at the offering price of $99.319 per unit on February 2, 1999. The underwriting spread paid was 0.65%. The percentage of the offering purchased by the Intermediate-Term Bond Fund was 0.4200% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled first quarter 1999 meeting as well as information supporting the reasonableness of the 0.65% spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.

                          American Odyssey Funds, Inc.
                            Form: N-SAR June 30, 1999
                              Attachment - Item 77O


                           Transactions effected pursuant to Rule 10f-3

Transaction # 11: Intermediate-Term Bond Fund, purchase of Merrill Lynch,
 6.00%, due 2/17/09

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

                  Morgan Stanley. Morgan Stanley was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

   Salomon Smith Barney was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Intermediate-Term Bond Fund, managed by Travelers Asset Management International, purchased $6,300,000 principal face of Merrill Lynch, a company in continuous operation for 3+ years, in an initial public offering at the offering price of $99.488 per unit on February 9, 1999. The underwriting spread paid was 0.45%. The percentage of the offering purchased by the Intermediate-Term Bond Fund was 0.3150% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled first quarter 1999 meeting as well as information supporting the reasonableness of the 0.45% spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.

                          American Odyssey Funds, Inc.
                            Form: N-SAR June 30, 1999
                              Attachment - Item 77O


                           Transactions effected pursuant to Rule 10f-3

Transaction # 12: Intermediate-Term Bond Fund, purchase of AT&T Corp., 6.00%, due 3/15/09

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

 Merrill Lynch. Merrill Lynch was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

   Salomon Smith Barney was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Intermediate-Term Bond Fund, managed by Travelers Asset Management International, purchased $6,000,000 principal face of AT&T Corp., a company in continuous operation for 3+ years, in an initial public offering at the offering price of $99.765 per unit on March 23, 1999. The underwriting spread paid was 0.45%. The percentage of the offering purchased by the Intermediate-Term Bond Fund was .2000% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled first quarter 1999 meeting as well as information supporting the reasonableness of the 0.45% spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.

                          American Odyssey Funds, Inc.
                            Form: N-SAR June 30, 1999
                              Attachment - Item 77O


                           Transactions effected pursuant to Rule 10f-3

Transaction # 13: Global High Yield Bond Fund, purchase of Charter
 Communications - 144A, Discount, 9.92%, due 4/1/11

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

 Goldman Sachs. Goldman Sachs was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

   Salomon Smith Barney was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Global High Yield Bond Fund, managed by Credit Suisse Asset Management, purchased $250,000 principal face of Charter Communications, a company in continuous operation for 3+ years, in an initial public offering at the offering price of $61.394 per unit on March 12, 1999. The underwriting spread paid was 3.00%. The percentage of the offering purchased by the Global High Yield Bond Fund was .0169% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled second quarter 1999 meeting as well as information supporting the reasonableness of the 3.00% spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.






                          American Odyssey Funds, Inc.
                            Form: N-SAR June 30, 1999
                              Attachment - Item 77O


                           Transactions effected pursuant to Rule 10f-3

Transaction # 14: Global High Yield Bond Fund, purchase of Charter
 Communications - 144A, 8.625%, due 4/1/09

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

 Goldman Sachs. Goldman Sachs was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

   Salomon Smith Barney was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Global High Yield Bond Fund, managed by Credit Suisse Asset Management, purchased $250,000 principal face of Charter Communications, a company in continuous operation for 3+ years, in an initial public offering at the offering price of $99.695 per unit on March 12, 1999. The underwriting spread paid was 3.00%. The percentage of the offering purchased by the Global High Yield Bond Fund was .0167% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled second quarter 1999 meeting as well as information supporting the reasonableness of the 3.00% spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.






                          American Odyssey Funds, Inc.
                            Form: N-SAR June 30, 1999
                              Attachment - Item 77O


                           Transactions effected pursuant to Rule 10f-3

Transaction # 15: Global High Yield Bond Fund, purchase of Hollywood Casino
 - 144A, 11.25%, due 5/1/07

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

 Bear Stearns. Bear Stearns was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

   Credit Suisse First Boston was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Global High Yield Bond Fund, managed by Credit Suisse Asset Management, purchased $150,000 principal face of Hollywood Casino, a company in continuous operation for 3+ years, in an initial public offering at the offering price of $100.25 per unit on May 14, 1999. The underwriting spread paid was 3.00%. The percentage of the offering purchased by the Global High Yield Bond Fund was
 .0500% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled second quarter 1999 meeting as well as information supporting the reasonableness of the 3.00% spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.







                          American Odyssey Funds, Inc.
                            Form: N-SAR June 30, 1999
                              Attachment - Item 77O


                           Transactions effected pursuant to Rule 10f-3

Transaction # 16: Global High Yield Bond Fund, purchase of Aztar Corp.
 - 144A, 8.875%, due 5/15/07

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

      Goldman Sachs. Goldman Sachs was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

   Credit Suisse First Boston was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Global High Yield Bond Fund, managed by Credit Suisse Asset Management, purchased $250,000 principal face of Aztar Corp., a company in continuous operation for 3+ years, in an initial public offering at the offering price of $100.125 per unit on April 27, 1999. The underwriting spread paid was 3.00%. The percentage of the offering purchased by the Global High Yield Bond Fund was
 .1064% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled second quarter 1999 meeting as well as information supporting the reasonableness of the 3.00% spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.







                          American Odyssey Funds, Inc.
                            Form: N-SAR June 30, 1999
                              Attachment - Item 77O


                           Transactions effected pursuant to Rule 10f-3

Transaction # 17: Global High Yield Bond Fund, purchase of Lyondell Chemical
 - 144A, 9.875%, due 5/1/07

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

 Donaldson, Lufkin & Jenrette. Donaldson, Lufkin & Jenrette was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

   Salomon Smith Barney was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Global High Yield Bond Fund, managed by Credit Suisse Asset Management, purchased $200,000 principal face of Lyondell Chemical, a company in continuous operation for 3+ years, in an initial public offering at the offering price of $100.000 per unit on May 11, 1999. The underwriting spread paid was 3.00%. The percentage of the offering purchased by the Global High Yield Bond Fund was
 .0222% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled second quarter 1999 meeting as well as information supporting the reasonableness of the 3.00% spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.







                          American Odyssey Funds, Inc.
                            Form: N-SAR June 30, 1999
                              Attachment - Item 77O


                           Transactions effected pursuant to Rule 10f-3

Transaction # 18: Global High Yield Bond Fund, purchase of Rythms NetConnections
 - 144A, 12.75%, due 4/15/09

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

 Merrill Lynch. Merrill Lynch was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

   Salomon Smith Barney was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Global High Yield Bond Fund, managed by Credit Suisse Asset Management, purchased $400,000 principal face of Rythms NetConnections, a company in continuous operation for 3+ years, in an initial public offering at the offering price of $100.000 per unit on April 16, 1999. The underwriting spread paid was 3.00%. The percentage of the offering purchased by the Global High Yield Bond Fund was .1231% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled second quarter 1999 meeting as well as information supporting the reasonableness of the 3.00% spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.





                          American Odyssey Funds, Inc.
                            Form: N-SAR June 30, 1999
                              Attachment - Item 77O


                                                  Transactions effected pursuant
 to Rule 10f-3

Transaction # 19: Emerging Opportunities Fund, purchase of  Rhythms
 NetConnections, Inc.

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

    Thomas Weisel. Thomas Weisel was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

    Salomon Smith Barney was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Emerging Opportunities Fund, managed by Chartwell Investment Partners, purchased 300 Shares of Rhythms NetConnections, Inc., a company in continuous operation for 3+ years, in an initial public offering at the offering price of $21.00 per unit on April 6, 1999. The underwriting selling concession was 3.95%. The percentage of the offering purchased by the Emerging Opportunities Fund was 0.0032% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made. .

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled second quarter 1999 meeting as well as information supporting the reasonableness of the selling concession paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.







                          American Odyssey Funds, Inc.
                            Form: N-SAR June 30, 1999
                              Attachment - Item 77O


                                                  Transactions effected pursuant
 to Rule 10f-3

Transaction # 20: Emerging Opportunities Fund, purchase of  ValueAmerica Inc.

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

    Volpe Breswin Whalen. Volpe Breswin Whalen was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

    Robinson-Humphrey was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Emerging Opportunities Fund, managed by Chartwell Investment Partners, purchased 500 Shares of ValueAmerica Inc., a company in continuous operation for 3+ years, in an initial public offering at the offering price of $23.00 per unit on April 8, 1999. The underwriting selling concession was 4.22%. The percentage of the offering purchased by the Emerging Opportunities Fund was 0.0090% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made. .

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled second quarter 1999 meeting as well as information supporting the reasonableness of the selling concession paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.







                          American Odyssey Funds, Inc.
                            Form: N-SAR June 30, 1999
                              Attachment - Item 77O


                                                  Transactions effected pursuant
 to Rule 10f-3

Transaction # 21: Emerging Opportunities Fund, purchase of  Republic Services,
 Inc.

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

    Allen & Co. Allen & Co. was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

    Salomon Smith Barney was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Emerging Opportunities Fund, managed by Chartwell Investment Partners, purchased 42,300 Shares of Republic Services, Inc., a company in continuous operation for 3+ years, in an initial public offering at the offering price of $16.875 per unit on April 27, 1999. The underwriting selling concession was 1.84%. The percentage of the offering purchased by the Emerging Opportunities Fund was 0.04229% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made. .

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled second quarter 1999 meeting as well as information supporting the reasonableness of the selling concession paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.






                          American Odyssey Funds, Inc.
                            Form: N-SAR June 30, 1999
                              Attachment - Item 77O


                                                  Transactions effected pursuant
 to Rule 10f-3

Transaction # 22: Emerging Opportunities Fund, purchase of  Northpoint
 Communications

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

    Goldman Sachs.  Goldman Sachs was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

    Salomon Smith Barney was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Emerging Opportunities Fund, managed by Chartwell Investment Partners, purchased 5,100 Shares of Northpoint Communications, Inc., a company in continuous operation for 3+ years, in an initial public offering at the offering price of $24.00 per unit on May 5, 1999. The underwriting selling concession was 4.17%. The percentage of the offering purchased by the Emerging Opportunities Fund was 0.034% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made. .

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled second quarter 1999 meeting as well as information supporting the reasonableness of the selling concession paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.







                          American Odyssey Funds, Inc.
                            Form: N-SAR June 30, 1999
                              Attachment - Item 77O


                                                  Transactions effected pursuant
 to Rule 10f-3

Transaction # 23: Emerging Opportunities Fund, purchase of  ITC Deltacom

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

    Morgan Stanley. Morgan Stanley was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

    Robinson-Humphrey was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Emerging Opportunities Fund, managed by Chartwell Investment Partners, purchased 7,800 Shares of ITC Deltacom, a company in continuous operation for 3+ years, in an initial public offering at the offering price of $21.00 per unit on May 6, 1999. The underwriting selling concession was 2.67%. The percentage of the offering purchased by the Emerging Opportunities Fund was 0.1486% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made. .

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled second quarter 1999 meeting as well as information supporting the reasonableness of the selling concession paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.







                          American Odyssey Funds, Inc.
                            Form: N-SAR June 30, 1999
                              Attachment - Item 77O


                                                  Transactions effected pursuant
 to Rule 10f-3

Transaction # 24: Emerging Opportunities Fund, purchase of  Zany Brany

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

    Morgan Stanley. Morgan Stanley was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

    Salomon Smith Barney was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Emerging Opportunities Fund, managed by Chartwell Investment Partners, purchased 7,700 Shares of Zany Brany, a company in continuous operation for 3+ years, in an initial public offering at the offering price of $10.00 per unit on June 3, 1999. The underwriting selling concession was 4.20%. The percentage of the offering purchased by the Emerging Opportunities Fund was 0.1262% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made. .

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled second quarter 1999 meeting as well as information supporting the reasonableness of the selling concession paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.







                          American Odyssey Funds, Inc.
                            Form: N-SAR June 30, 1999
                              Attachment - Item 77O


                           Transactions effected pursuant to Rule 10f-3

Transaction # 25: Long-Term Bond Fund, purchase of RJR Reynolds Tobacco - 144A, 7.75%, due 05/15/06.

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

                  Merrill Lynch. Merrill Lynch was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

   Salomon Smith Barney was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Long-Term Bond Fund, managed by Western Asset Management, purchased $1,740,000 principal face of RJR Reynolds Tobacco, a company in continuous operation for 3+ years, in an initial public offering at the offering price of $99.454 per unit on May 10, 1999. The underwriting spread paid was 3.75%. The percentage of the offering purchased by the Long-Term Bond Fund was 0.348% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled second quarter 1999 meeting as well as information supporting the reasonableness of the 3.75% spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.






                          American Odyssey Funds, Inc.
                            Form: N-SAR June 30, 1999
                              Attachment - Item 77O


                           Transactions effected pursuant to Rule 10f-3

Transaction # 26: Long-Term Bond Fund, purchase of RJR Reynolds Tobacco - 144A, 7.875%, due 05/15/09.

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

                  Merrill Lynch. Merrill Lynch was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

   Salomon Smith Barney was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Long-Term Bond Fund, managed by Western Asset Management, purchased $1,740,000 principal face of RJR Reynolds Tobacco, a company in continuous operation for 3+ years, in an initial public offering at the offering price of $98.574 per unit on May 10, 1999. The underwriting spread paid was 3.75%. The percentage of the offering purchased by the Long-Term Bond Fund was 0.87% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled second quarter 1999 meeting as well as information supporting the reasonableness of the 3.75% spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.








                          American Odyssey Funds, Inc.
                            Form: N-SAR June 30, 1999
                              Attachment - Item 77O


                           Transactions effected pursuant to Rule 10f-3

Transaction # 27: Long-Term Bond Fund, purchase of Lyondell Chemical - 144A, 9.875%, due 05/01/07.

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

                  Donaldson, Lufkin & Jenrette. Donaldson, Lufkin & Jenrette was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

   Salomon Smith Barney was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Long-Term Bond Fund, managed by Western Asset Management, purchased $50,000 principal face of Lyondell Chemical, a company in continuous operation for 3+ years, in an initial public offering at the offering price of $100.00 per unit on May 11, 1999. The underwriting spread paid was 2.10%. The percentage of the offering purchased by the Long-Term Bond Fund was 0.005% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled second quarter 1999 meeting as well as information supporting the reasonableness of the 2.10% spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.








                          American Odyssey Funds, Inc.
                            Form: N-SAR June 30, 1999
                              Attachment - Item 77O


                           Transactions effected pursuant to Rule 10f-3

Transaction # 28: Long-Term Bond Fund, purchase of Crown Castle Discount Note - 144A, 9.000%, due 05/15/11.

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

                  Goldman Sachs. Goldman Sachs was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

   Salomon Smith Barney was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Long-Term Bond Fund, managed by Western Asset Management, purchased $113,000 principal face of Crown Castle Discount Note, a company in continuous operation for 3+ years, in an initial public offering at the offering price of $60.34 per unit on May 12, 1999. The underwriting spread paid was 1.00%. The percentage of the offering purchased by the Long-Term Bond Fund was 0.0226% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled second quarter 1999 meeting as well as information supporting the reasonableness of the 1.00% spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.







                          American Odyssey Funds, Inc.
                            Form: N-SAR June 30, 1999
                              Attachment - Item 77O


                           Transactions effected pursuant to Rule 10f-3

Transaction # 29: Long-Term Bond Fund, purchase of Crown Castle - 144A, 10.375%, due 05/15/11.

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

                  Goldman Sachs. Goldman Sachs was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

   Salomon Smith Barney was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Long-Term Bond Fund, managed by Western Asset Management, purchased $28,000 principal face of Crown Castle, a company in continuous operation for 3+ years, in an initial public offering at the offering price of $100.00 per unit on May 12, 1999. The underwriting spread paid was 1.00%. The percentage of the offering purchased by the Long-Term Bond Fund was 0.097% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled second quarter 1999 meeting as well as information supporting the reasonableness of the 1.00% spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.







                          American Odyssey Funds, Inc.
                            Form: N-SAR June 30, 1999
                              Attachment - Item 77O


                           Transactions effected pursuant to Rule 10f-3

Transaction # 30: Long-Term Bond Fund, purchase of Lear Corp. - 144A, 8.11%, due 05/15/09.

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

                  Morgan Stanley Dean Witter. Morgan Stanley Dean Witter was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

   Salomon Smith Barney was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Long-Term Bond Fund, managed by Western Asset Management, purchased $1,000,000 principal face of Lear Corp., a company in continuous operation for 3+ years, in an initial public offering at the offering price of $100.00 per unit on May 13, 1999. The underwriting spread paid was 3.00%. The percentage of the offering purchased by the Long-Term Bond Fund was 0.125% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled second quarter 1999 meeting as well as information supporting the reasonableness of the 3.00% spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.







                          American Odyssey Funds, Inc.
                            Form: N-SAR June 30, 1999
                              Attachment - Item 77O


                           Transactions effected pursuant to Rule 10f-3

Transaction # 31: Long-Term Bond Fund, purchase of Lear Corp. - 144A, 7.96%, due 05/15/05.

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

                  Morgan Stanley Dean Witter. Morgan Stanley Dean Witter was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

   Salomon Smith Barney was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Long-Term Bond Fund, managed by Western Asset Management, purchased $360,000 principal face of Lear Corp., a company in continuous operation for 3+ years, in an initial public offering at the offering price of $100.00 per unit on May 13, 1999. The underwriting spread paid was 3.00%. The percentage of the offering purchased by the Long-Term Bond Fund was 0.0600% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled second quarter 1999 meeting as well as information supporting the reasonableness of the 3.00% spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.










                          American Odyssey Funds, Inc.
                            Form: N-SAR June 30, 1999
                              Attachment - Item 77O


                           Transactions effected pursuant to Rule 10f-3

Transaction # 32: Long-Term Bond Fund, purchase of U.S. West - 144A, FRN, due 06/15/00.

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

                  J.P. Morgan. J.P. Morgan was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

   Salomon Smith Barney was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Long-Term Bond Fund, managed by Western Asset Management, purchased $1,500,000 principal face of U.S. West, a company in continuous operation for 3+ years, in an initial public offering at the offering price of $100.00 per unit on June 3, 1999. The underwriting spread paid was 1.00%. The percentage of the offering purchased by the Long-Term Bond Fund was 0.1500% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled second quarter 1999 meeting as well as information supporting the reasonableness of the 1.00% spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.






                          American Odyssey Funds, Inc.
                            Form: N-SAR June 30, 1999
                              Attachment - Item 77O

                           Transactions effected pursuant to Rule 10f-3

Transaction # 33: Intermediate-Term Bond Fund, purchase of Sprint Capital Corp.,
 5.875%, due 5/04/04

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

 Warburg Dillon Read. Warburg Dillon Read was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

   Salomon Smith Barney was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Intermediate-Term Bond Fund, managed by Travelers Asset Management International, purchased $6,000,000 principal face of Sprint Capital Corp., a company in continuous operation for 3+ years, in an initial public offering at the offering price of $99.503 per unit on April 29, 1999. The underwriting spread paid was 0.40%. The percentage of the offering purchased by the Intermediate-Term Bond Fund was .6000% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled second quarter 1999 meeting as well as information supporting the reasonableness of the 0.40% spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.






                          American Odyssey Funds, Inc.
                            Form: N-SAR June 30, 1999
                              Attachment - Item 77O

                           Transactions effected pursuant to Rule 10f-3

Transaction # 34: Intermediate-Term Bond Fund, purchase of Paine Webber,
 6.125% due 5/15/04

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

 Paine Webber. Paine Webber was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

   Salomon Smith Barney was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Intermediate-Term Bond Fund, managed by Travelers Asset Management International, purchased $3,000,000 principal face of Paine Webber, a company in continuous operation for 3+ years, in an initial public offering at the offering price of $99.616 per unit on May 13, 1999. The underwriting spread paid was 0.45%. The percentage of the offering purchased by the Intermediate-Term Bond Fund was .5714% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled second quarter 1999 meeting as well as information supporting the reasonableness of the 0.45% spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.







                          American Odyssey Funds, Inc.
                            Form: N-SAR June 30, 1999
                              Attachment - Item 77O

                           Transactions effected pursuant to Rule 10f-3

Transaction # 35: Intermediate-Term Bond Fund, purchase of Appalachian Power,
 6.60%, due 5/01/09

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

 Merrill Lynch. Merrill Lynch was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

   Salomon Smith Barney was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Intermediate-Term   Bond   Fund,   managed   by   Travelers   Asset   Management
International, purchased $6,000,000 principal face of Appalachian Power, a company in continuous operation for 3+ years, in an initial public offering at the offering price of $100.000 per unit on May 13, 1999. The underwriting spread paid was 0.65%. The percentage of the offering purchased by the Intermediate-Term Bond Fund was 4.0000% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled second quarter 1999 meeting as well as information supporting the reasonableness of the 0.65% spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.







                          American Odyssey Funds, Inc.
                            Form: N-SAR June 30, 1999
                              Attachment - Item 77O

                           Transactions effected pursuant to Rule 10f-3

Transaction # 36: Intermediate-Term Bond Fund, purchase of FHLMC, 6.45%, due 4/29/09

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

 J.P. Morgan Securities. J.P. Morgan Securities was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

   Salomon Smith Barney was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Intermediate-Term   Bond   Fund,   managed   by   Travelers   Asset   Management
International, purchased $3,000,000 principal face of FHLMC, a company in continuous operation for 3+ years, in an initial public offering at the offering price of $99.942 per unit on April 23, 1999. The underwriting spread paid was 0.00%. The percentage of the offering purchased by the Intermediate-Term Bond Fund was .1000% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled second quarter 1999 meeting as well as information supporting the reasonableness of the 0.00% spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.






                          American Odyssey Funds, Inc.
                            Form: N-SAR June 30, 1999
                              Attachment - Item 77O

                           Transactions effected pursuant to Rule 10f-3

Transaction # 37: Intermediate-Term Bond Fund, purchase of GMAC, 6.85%, due 6/17/04

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom were the securities acquired.

 Morgan Stanley Dean Witter. Morgan Stanley Dean Witter was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.

   Salomon Smith Barney was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.

Intermediate-Term   Bond   Fund,   managed   by   Travelers   Asset   Management
International, purchased $3,000,000 principal face of GMAC, a company in continuous operation for 3+ years, in an initial public offering at the offering price of $99.971 per unit on June 10, 1999. The underwriting spread paid was 0.325%. The percentage of the offering purchased by the Intermediate-Term Bond Fund was 2.000% of the total offering. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled second quarter 1999 meeting as well as information supporting the reasonableness of the 0.325% spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.